Exhibit 99.1

For Immediate Release

Media Contact

Brendan Lahiff

Sr. Investor Relations Manager

Intersil Corporation

Phone: (408) 546-3399

Email: investor@intersil.com

Intersil Corporation Raises Second Quarter Revenue Guidance

Second Quarter 2009 Conference Call Scheduled for July 22nd

Milpitas, CA, June 22, 2009 – Intersil Corporation (NASDAQ Global Select: ISIL), a world leader in the design and manufacture of high performance analog and mixed signal semiconductors, today raised its revenue guidance for its second quarter ending July 3, 2009.

Intersil expects its second quarter 2009 revenue to be in the range of $145 million to $148 million, representing a 23% to 25% increase over first quarter 2009 revenue of $118.2 million. This compares to previous second quarter revenue guidance of $123 million to $132 million.

“The increased revenue in the second quarter has been driven by strength in our computing and consumer end markets, while the demand from our industrial and communication end markets has been tracking to our previous expectations,” said Dave Bell, Intersil’s President & Chief Executive Officer.

Intersil will discuss its full second quarter financial results during its scheduled conference call on July 22, 2009 at 1:45 p.m. Pacific Time. A press release will be transmitted immediately following the market close on July 22nd. Those wishing to participate in the conference call please dial (800) 265-0241, and international participants please dial +1 (617) 847-8704, using the password 59278002 at approximately 1:40 p.m. Pacific Time. Those wishing to listen to the call may also do so via webcast on the company’s Web site: http://www.intersil.com/investor.

A replay of the call will be available for two weeks following the conference call on the company Web site, or may be accessed by dialing (888) 286-8010, international dial +1 (617) 801-6888, using the password 71541421.

About Intersil

Intersil Corporation is a leader in the design and manufacture of high-performance analog and mixed signal semiconductors. The Company’s products address some of the industry’s fastest growing markets, such as flat panel displays, cell phones, other handheld systems, and notebooks. Intersil’s product families address power management functions and analog signal processing functions. Intersil products include ICs for battery management, hot-swap and hot-plug controllers, linear regulators, power sequencers, supervisory ICs, bridge drivers, PWM controllers, switching DC/DC regulators, Zilker Labs Digital Power ICs and power MOSFET drivers; optical storage laser diode drivers; DSL line drivers; D2Audio products; video and high-performance operational amplifiers; high-speed data converters; interface ICs; analog switches and multiplexers; crosspoint switches; voice-over-IP devices; and ICs for military, space and radiation-hardened applications. For more information about Intersil or to find out how to become a member of our winning team, visit the Company’s web site and career page at www.intersil.com.

FORWARD-LOOKING STATEMENTS

Intersil Corporation press releases and other related comments may contain forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, in connection with the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon Intersil’s management’s current expectations, estimates, beliefs, assumptions and projections about Intersil’s business and industry. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. Intersil does not adopt and is not responsible for any forward-looking statements and projections made by others in this press release. Intersil’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Intersil filings with the U.S. Securities and Exchange Commission (which you may obtain for free at the SEC’s web site at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. These forward-looking statements are made only as of the date of this communication and Intersil undertakes no obligation to update or revise these forward-looking statements.

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